EXHIBIT 1
                             RELEASE

       Pursuant to the Settlement Agreement dated May 21, 1996,

   Kearny Street ri Real Estate Company, L.P. and Kearny Street

   Real Estate Company, L.P. for themselves, individually, their respective successors, and assigns, hereby fully releases,

   discharges, and forever acquits Portland Lofts Associates

   Limited Partnership; East Bank Angel Joint Venture; East Bank

   Development1 mc.; and Joseph W. Angel, II, and their partners,

   joint venturers, officers, directors, employees, agents,

   attorneys, heirs, affiliates, parent corporations, affiliated corporations, predecessors, successors, and assigns, from any and all claims, demands, and causes of action, known or

   unknown, of any kind, to the extent said claims relate in any way to the Notes and conduct that were the subject of Kearnv

   Street Real Estate Cornoany L.P., V. Portland Lofts Associates

   Limited  Partnership, etal, MuLtnomah County Circuit Court Case No.

   9411-07780.



                              KEARNY STREET REAL ESTATE
                              COMPANY, L.P.
                               By:   KS CORPORATION, a Delaware Corporation
                              Its:   General Partner

                               By:   Jeffrey A. Dritley
                                     President
                             Date:   5/28/96




                  KEARNY STREET II ESTATE CCMPANY,
                         L.P., a Delaware limited
                         partnerahip
                         By:  Kearny Street II Corporation, a
                              Delaware corporation, its General
                              Partner
                        Its:  JEFFREY A. DRITLEY
                              President
                       Date:  5/28/96

                         By:  Janet A. Wimik
                        Its:  V.P., General Council, Secty
                       Date:  5/28/96






                            EXHIBIT 2

                         REVISED RELEASE

     In consideration of the Settlement Agreement dated May 21,

1996, Bank of America Oregon, for itself  individually, and for its successors, affiliates, heirs, and assigns hereby fully

releases, discharges, and forever acquits Portland Lofts

Associates Limited Partnership; East Bank Angel Joint Venture;

East Bank Development, Inc.; and Joseph w. Angel, II, and their respective partners, joint venturers, officers directors,

employees, agents, attorneys, heirs, affiliates, parent

corporations, subsidiary corporations, affiliated corporations,

predecessors, successors, and assigns, from any and all claims,

demands, and causes of action, known or unknown, of any kind, to the extent said claims relate in any way to or arise out of the

Notes and conduct that were the subject of Kearnv Street Real

Estate Companv L.P.  V. Portland Lofts Associates Limited

Partnership. et al., Multnomah County Circuit Court Case No.

9411-07780  ("the Lawsuit").  Not included in this Release are any

(1) loan and guarantee obligations incurred pursuant to the Loan and guaranties referred to in Paragraph 2 of the Settlement

Agreement to which this Release is an exhibit, (2) loan

obligations incurred pursuant to the line of credit agreement between Oregon Bank, Joseph Angel, and Dennis H. Gilman,

currently reflected in Bank of America Line of Credit Account No.

50243106956847001, dated February 17, 1994, and (3) other

lending, credit, guarantee, or account relationships between Bank of America Oregon (or any of its affiliates, parent corporations,


      affiliated corporations, subsidiary corporations,

      predecessors, successors, or assigns) and any of the

      parties being released by this instrument, which

      relationships were not the subject of the Lawsuit. This

      release supersedes the previous version of Exhibit 2, and

      shall be binding on the parties signing below.







                                    BANK OF AMERICA OREGON


                                    By:  KERMIT K. HOUSER
                                   Its:  Senior Credit Officer
                                  Date:  5/24/96






                            EXHIBIT 3

                         REVISED RELEASE

     In consideration of the Settlement Agreement dated May 21,

1996, BankAmerica Corporation, for itself, individually, its respective successors, heirs, and assigns, hereby fully releases,

discharges, and forever acquits Portland Lofts Associates Limited

Partnership; East Bank Angel Joint Venture; East Bank

Development, Inc.; and Joseph W. Angel, II, and their respective partners, joint venturers, officers, directors, employees,

agents, attorneys, heirs, affiliates, parent corporations,

subsidiary corporations, affiliated corporations, predecessors,

successors, and assigns, from any and all claims1 demands, and causes of action, known or unknown, of any kind, to the extent said claims relate in any way to or arise out of the Notes and conduct that were the subject of Kearnv Street Real Estate

Comoany. L.P..  V. Portland Lofts Associates Limited Partnership

et al., Multnomah County Circuit Court Case No. 9411-07780 (the

Lawsuit").  Not included in this Release are (1) any loan and guarantee obligations incurred pursuant to the Loan or guaranties referred to in Paragraph 2 of the Settlement Agreement to which this Release is an exhibit or (2) any other lending, credit,

guarantee, or account relationships between BankAmerica

Corporation (or any of its subsidiaries, affiliates, affiliated corporations, subsidiary corporations, successors or assigns) and any of  the parties being released by this instrument, which relationships were not the subject of the Lawsuit.  This release supersedes the previous version of Exhibit 3, and shall be

binding on the parties signing below.



                              BANKAMERICA CORPORATION

                              By:  Merrill O Burns
                             Its:  SVP
                            Date:  5/24/96






                            EXHIBIT 4

                             RELEASE

    Pursuant to the Settlement Agreement dated May 21, 1996,

Portiand Lofts Associates Limited Partnership; East Bank Angel

Joint Venture; East Bank Development, Inc.; and Joseph W. Angel,

II, for themselves, individually, their respective successors,

heirs, and assigns, hereby fully release, discharge, and forever acquit Bank of America Oregon and BankAmerica Corporation and

their respective officers, directors, employees, agents,

attorneys, heirs, affiliates, affiliated corporations, parent corporations, subsidiary corporations, predecessors, successors and assigns, from any and all claims, demands, and causes of action1 known or unknown, of any kind, to the extent said claims relate in any way to or arise out of the notes and conduct that were the subject of Kearny Street Real Estate Companv. L.P.. V.

Portland Lofts Associates Limited Partnership. etal, Multnomah

County Circuit Court Case No. 9411-07780 ("the Lawsuit").  Not

included in this Release are (1) any loan obligations incurred pursuant to the Loan or guaranties referred to in Paragraph 2 of the Settlement Agreement to which this Release is an exhibit,

(2) loan obligations incurred pursuant to the line of credit agreement between Oregon Bank, Joseph Angel, and Dennis H.

Gilman, currently reflected in Bank of America Line of Credit

Account No. 50243106956847001, dated February 17, 1994, and

3) any other lending, credit, or account relationships between

Bank of America Oregon or BankAmerica Corporation (or any of

their affiliates, affiliated corporations, parent corporations,

subsidiary corporations, predecessors, successors, or assigns)

and any of the parties being released by this instrutnent, which relationships were not the subject of the Lawsuit.



                              PORTLAND LOFTS ASSOCZATES LZMZTED
                              PARTNERSHIP
                              By:   East Bank Angel Joint
                                    Venture,its, General Partner
                                    JOSEPH W. ANGEL
                                    General Partner
                            Date:   5/21/96


                              EAST BANK ANGEL JOINT VENTURE
                              by:   JOSEPH W. ANGEL
                             Its:   General Partner
                              Date: 5/21/96


                              EAST BANK DEVELOPMENT, INC.
                              By:  JOSEPH W. ANGEL
                              Date: 5/21/96








                            EXHIBIT 4

                         REVISED RELEASE

     In consideration of the Settlement Agreement dated May 1996,

Portland Lofts Associates Limited Partnership; East Bank Angel

Joint Venture; East Bank Development, Inc.; and Joseph w. Angel,

II, for themselves, individually, their respective successors,

heirs, and assigns, hereby fully release, discharge, and forever acquit Bank of America Oregon and BankAmerica Corporation and

their respective officers, directors, employees, agents,

attorneys, heirs, affiliates, affiliated corporations, parent corporations, subsidiary corporations, predecessors, successors,

and assigns, from any and all claims, demands, and causes of action, known or unknown, of any kind, to the extent said claims relate in any way to or arise out of the notes and conduct that were the subject of Kearny Street Real Estate company. L.P.  v.

Portland Lofts Associates Limited Partnership. etal., Multnomah

County Circuit Court Case No. 9411-07780 ("the Lawsuit").  Not

included in this Release are (1) any loan and guarantee

obligations incurred pursuant to the Loan or guaranties referred to in Paragraph 2 of the Settlement Agreement to which this

Release is an exhibit, (2) loan obligations incurred pursuant to the line of credit agreement between Oregon Bank, Joseph Angel,

and Dennis H. Gilman, currently reflected in Bank of America Line of Credit Account No. 50243106956847001, dated February 17, 1994,

and (3) any other lending, credit, or account relationships

between Bank of America Oregon or BankAmerica

Corporation (or any of their affiliates, affiliated corporations,

parent corporations, subsidiary corporations, predecessors,

successors, or assigns) and any of the parties signing this

release (or any of their affiliates, affiliated corporations,

parent corporations, subsidiary corporations, predecessors,

successors, or assigns), which relationships were not the subject of the Lawsuit.  This release supersedes the previous version of

Exhibit 4, and shall be binding on the parties signing below

Corporation (or any of their affiliates, affiliated corporations,

parent corporations, subsidiary corporations, predecessors,

successors, or assigns) and any of the parties signing this

release (or any of their affiliates, affiliated corporations,

parent corporations, subsidiary corporations, predecessors,

successors, or assigns), which relationships were not the subject of the Lawsuit.  This release supersedes the previous version of

Exhibit 4, and shall be binding on the parties signing below.



                              PORTLAND LOFTS ASSOCIATES LIMITED
                              PARTNERSHIP
                              By:  East Bank Angel Joint
                                   Venture,
                                   its General Partner
                              By: JOSEPH W. ANGEL
                              Its:General Partner
                              Date:  5/23/96

                              EAST BANK ANGEL JOINT VENTURE
                              By:  JOSEPH W. ANGEL
                              Its: General Partner
                              Date: 5/23/96

                              EAST BANK DEVELOPMENT, INC.
                              BY:  DENNIS GILMAN
                              ITS: PRESIDENT
                             DATE: 5/21/96


                            EXHIBIT 5

                             RELEASE

    Pursuant to the Settlement Agreement dated May 21,1996,

Portland Lofts Associates Limited Partnership; East Bank Angel

Joint Venture; East Bank Development, Inc.; and Joseph W. Angel,

II, for theMselves, individually, their respective successors,

affiliates, heirs and assigns, hereby fully release, discharge,

and forever acquit Kearny Street II Real Estate company, L.P.,

Kearny Street Real Estate company, L.P, and their partner,

officers, directors, employees, agents, attorneys, heirs,

successors, affiliates, predecessors, parent corporations,

subsidiary corporations, affiliated corporations, and assigns,

from any and all claims, demands, and causes of action, known or unknown, to the extent said claims relate in any way to the Notes and conduct that were the subject of Kearny Street Real Estate

Companv  L.P.  V. Portland Lofts Associates Limited Partnership.

etal., Multnomah County Circuit Court Case No. 9411-07780.



                              PORTLAND LOFTS ASSOCIATES LIMITED
                              PARTNERSHIP
                              By:  East Bank Angel Joint
                                   Venture, its General Partner
                              By:  JOSEPH W. ANGEL
                              Its: General Partner
                             Date: 5/21/96






                           EXHIBIT 6

                             RELEASE

      Pursuant to the Settlement Agreement dated May 21, l996,

Kearny Street Real Estate Company, L.P., Kearny Street II Real

Estate Company, L.P., and Hanford Healy Asset Management Company,

on the one hand (collectively, "Kearny"), and Bankmerica

Corporation and Bank of America Oregon, on the other hand

(collectively, "Bank"), individually, and for their respective partners, joint venturers, officers, directors, employees,

agents attorneys, heirs, affiliates, parent corporations,

subsidiary corporations, affiliated corporations, predecessors,

successors, and assigns, hereby fully release, discharge, and forever acquit each other and their respective partners, joint venturers, officers, directors, employees, agents, attorneys,

heirs, affiliates, parent corporations, subsidiary corporations,

affiliated corporations, predecessors, successors, and assigns,

from any and all claims, demands, and causes of action, known or unknown, of any kind, to the extent said claims relate in any way to or arise out of the Notes and conduct that were the subject of

Kearny Street Real Estate Company, L.P.. vs. Portland Lofts

Associates Limited Partnership, et al., Multnomah County Circuit

Court Case No. 9411-07780.



                         KEARNY STREET REAL ESTATE  L.P.
                         By:  KS Corporation, a Delaware Corporation
                              General Partner
                         Its: JEFFREY A. DRITLEY
                              PRESIDENT
                        Date: 5/28/96


                         KEARNY STREET II REAL ESTATE
                         COMPANY, L.P., a Delaware limited
                         partnership
                          By:  Kearny Street II Corporation, a
                               Delaware corporation, its General
                               Partner
                               By:  JEFFREY A DRITLEY
                              Its:  PRESIDENT
                             Date:  5/28/96

                               By:  JANET A. WINNICK
                              Its:  VP, GENERAL COUNCIL, SECTY
                             Date:  5/28/96

                HANFORD HEALY ASSET MANAGEMENT COMPANY, a
                     California general partnership

                     By: Hanford/Healy Resources One, Inc., a
                         California corporation, General Partner
                         By:  Patricia R. Healy
                        Its:  President
                       Date:  5/29/96

                       BANK OF AMERICA OREGON
                         BY:  Kermit K. Houser,EVP
                        Its:  Senior Credit Officer
                       Date:   5/24/96





                                    EXHIBIT 7

                                    RELEASE



              Pursuant to the Settlement Agreement dated May 21, 1996,

         Hanford Healy Asset Management company, for itse1f,

         individually, its respective successors,affi1iates,

         and assigns, hereby fully releases, discharges, and

         forever acquits, Portland Lofts Associates Limited

         Partnership; East Bank Angel Joint Venture; East Bank

         Development, Inc.; and Joseph W. Angel, II, and their

         partners, joint venturers, officers, directors,

         employees, agents, attorneys, heirs, predecessors,

         successors, affiliates, Parent corporations, subsidiary

         ccrporations, affiliated corporatioms, and assigns from

         any and all  claims, demands and causes of action, known

         or unknown, of any kind, to the  extent said c1aims relate in any way to the Notes and conduct that were the subject

         of Kearny Street Rea1 Estate Companv  L.P.. v.

         Portland Lofts Associates LImited Partnership  et al.,

         Mu1tnomah County Circuit Court Case No. 9411-07780.





                                  HANFORD HEALY ASSET MANAGEMENT COMPANY, a
                                  California qeneral partnership


                                  By: Hanford Healy Resources One, Inc.
                                      a California corporation,
                                      General Partner

                                      By:  Patriia R.Healy
                                     Its:  President
                                    Date:  5/29/96







                            EXHIBIT 8

                             RELEASE

      Pursuant to the Settlement Agreement dated May 21, 1996,

Portland Lofts Associates Limited Partnership; East Bank Angel

Joint Venture; East Bank Development, Inc.; and Joseph W. Angel,

II. for themselves, individually, their respective successors,

affiliates, heirs, and assigns, hereby fully release, discharge,

and forever acquit Hanford Healy Asset Management Company and its affiliates, officers, directors, employees, agents, attorneys,

heirs, predecessors, successors, affiliates, parent corporations,

subsidiary corporations, affiliated corporations, and assigns,

from any and all claims, demands, and causes of action, known or unknown, of any kind, to the extent said claims relate in any way to the Notes and conduct that were the subject of Kearny Street

Real Estate Company. L.P.. v. Portland Lofts Associates Limited

Partnership. et al., Multnomah County Circuit Court Case No.

9411-07780.







                              PORTLAND LOFTS ASSOCIATES LIMITED
                              PARTNERSHIP
                              By:  East Bank Angel Joint
                                   Venture,its general partner
                                   By:  Joseph W. Angel
                                  Its:  General Partner
                                 Date:   5/23/96


                   EAST BANK ANGEL JOINT VENTURE
                   By:  Joseph W. Angel
                  Its:  General Partner
                 Date:  5/23/96


                   EAST BANK DEVELOPMENT, INC.
                   by:  JOSEPH W. ANGEL
                 date:  5/23/96

                   EAST BANK DEVELOPMENT, INC
                    by: Dennis Gilman
                  date: 5/21/96










                          BALL JANIK LLP
                            ATTORNEYS
                          ONE MAIN PLACE
                    101 SOUTHWEST AIN STREET, SUITE 1100
                          PORTLAND, OREGON 97204-3219


JOHN J. DUNBAR               TEL 503-228-2525           jdunbar@bjllp.com
Also admitted in Washington  Fax 503-205-1058        direct fax 503-226-3910


                              August 29, 1996


Mr. Joseph W.Angel, II
1410 SW Jefferson
Portland, OR  97201

Mr. Charles Intravaia
Claremont Companies
Batterymarch Park II
Quincy, MA  02196

                  RE:  Portland Lofts/Kearny
Gentlemen:

          Enclosed is a copy of the release we received from Morgan Stanley. If you have any questions, please give me a call.

                                    Sincerely,

                                    John J.Dunbar



JJD:rr
Enclosure




                                EXHIBIT 9

                                RELEASE


      Pursuant to the Settlement Agreement dated May 21, 1996,

Morgan Stanley Real Estate Fund, L.P., for itself, individually,

its respective successors, affilites, and assigns, hereby fully releases, didscharges, and forever acquits Portland Lofts

Associates Limited Partnership; East Bank Angel Joint Venture;

East Bank Development, Inc.; and Joseph W Ange, II, and their partners, joint ventureres, officers, directors, employees,

agents, attorneys, heirs, affiliates, parent corporations,

subsidiary corporations, affiliated corporations, predecessors successors, and assigns, from any and all claims, demands, and causes of action, known or unknown, of any kind, to the extent said claims relate in any way to the notes and conduct that were the subject of Kearny Street Real Estate Company, L.P., v.

Portland Lofts Associates Limited Partnership, et al., Multnomah

County Circuit Court Case No.  9411-07780


                                MORGAN STANLEY REAL ESTATE FUND, LP

                                by:  Christian B.  Malone
                               its:  Vice President
                              date:  7/31/96





                               BALL JANIK LLP

                                 ATTORNEYS

                                ONE MAIN PLACE
                        101 SOUTWEST MAIN STREET, SUITE 1100
                             PORTLAND, OREGON 97204-3219


John J. Dunbar              Tel 503-228-2525          jdunbar@bjllp.com
Also admitted in Washignton Fax 503-295-1058   direct fax 503-226-9301



                                  August 29, 1996


Mr. Frederick W Bogdan
Morgan Stanley
1585 Broadway, 9th Floor
New York, New York 10036

                  RE  Portland Lofts Associates/Kerny

Dear Rick:

           In exchange for the release Morgan Stanley provided, enclosed is the release of your clients.

                                  Sincerely,



                                  JOHN J. DUNBAR


JJD;RR
Enclosure

cc:  Joseph W. Angel
     Charles Intravaia
     Steven K Blackhurst
     David B. Horworth
     (w/enclosure)






                                 EXHIBIT 10

                                  RELEASE
     Pursuant to the Settlement Agreement dated May 21, 1996,

Portland Lofts Associates Limited Partnership; East Bank Angel

Joint Venture; East Bank Development, Inc. and Joseph W. Angel,

II,  for themselves, individually, their respective successors,

affiliates, heirs, and asigns, hereby fully release, discharge,

and forever acquit Morgan Staley Real Estate Fund, L.P. and its partners, officers, directors, employees, agents, attorneys,

heirs, affiliates, parent corporations, subsidiary corporations,

affiliated corportaions, predecessors, successors, and assigns,

unknown, of any kind, to the extent said claims relate in any way to the Notes and conduct that were the subject of Kearny Street

Real Estate Company, L.P.  v. Portland Lofts Associates Limited

Partnership, et at., Multnomah County Circuit Court Case No.

9411-07780.




                            PORTLAND LOFTS ASSOCIATES LIMITED PARTNERSHIP
                            By:  East Bank Angel Joint Venture, its
                                 general partner

                            By:  Joseph W. Angel
                           its:  General Partner
                          date:  5/23/96


                            EAST BANK ANGEL JOINT VENTURE

                            by:  Joseph W. Angel
                           its:  General Partner
                          Date:  5/23/96

                            EAST BANK DEVELOPMENT, INC.

                            by:  Joseph W. Angel
                          date:  5/23/96

                            by:  Dennis Gilman
                           its:  President
                          date:  5/21/96






                                  EXHIBIT 11








               IN THE CIRCUIT COURT OF THE STAET OF OREGON

                          FOR THE COUNTY OF MULTNOMAH

KEARNY STREET REAL ESTATE COMPANY,  )
L.P.,                               )
                  Plaintiff,        )      Case No. 9411-07780

                  v.                )      STIPULATED JUDGEMENT OF
PORTLAND LOFTS ASSOCIATES LIMITED   )      DISMISSAL; ORDER SEALING
PARTNERSHIP; EAST BANK ANGEL JOINT  )      FILE
VENTURE; EAST BANK DEVELOPMENT,     )
INC., JOSEPH W. ANGEL II; AND CITY  )
OF PORTLAND ACTING BY AND THROUGH   )
THE PORTLAND DEVELOPMENT            )
COMMISSION,                         )
                                    )
                                    )
                Defendants.         )

     The parties, by their attorneys, stipulate as follows:

     1. The claims and counterclaims are dismissed with prejudice.

     2.  Each party shall bear its own costs and attorneys fees.

     3.  The Clerk shall place the file in this matter under seal.





SO STIPULATED:


                             JOHN J. DUNBAR
                             Attorney for Defendants Portland
                             Lofts Associates Limited
                             Partnership; East Bank Angel Joint
                             Venture; East Bank Development, Inc.;
                             Joseph W. Angel, II;


                             DAVID B. HOWORTH
                             Attorney for Plaintiff Kearny
                             Street Real Estate Company, L.P.





                              EXHIBIT 12





                   IN THE CIRCUIT COURT OF THE STATE OF OREGON

                           FOR THE COUNTY OF MULTNOMAH


In the Matter of the            )
Confession of Judgement by      )
                                )
                                )
  Portland Lofts Associ-        )
  ates, L.P., East Bank         )
  Angel Joint Venture,          )
  and Joseph W. Angel,          )    Case no.
  Angel,                        )
             Defendants,        )    CONFESSION OF JUDGMENT
                                )
In Favor of                     )
   Kearny Street Real           )
   Estate Company, L.P.         )
                                )
             Plaintiff.         )

           Pursuant to ORCP 73, defendants Portland Lofts

Associates, L.P., a Delaware limited partnership with its

principal place of business in Portland,Oregon, East Bank Angel

Joint Venture, an Oregon joint venture, and Joseph w. Angel

hereby confess judgment jointly and severally in favor of

plaintiff on the Note dated November 3, 1989 (Exhibit A hereto,

the "Note") and the guaranty by Joseph Angel Dated May 23, 1989

(exhibit B-1 hereto) in the sum of Five Hunderd and Fifty One

Thousand, Two Hundred  Seventy One Dollars and Eighty Eight Cents

($551,271.88),and authorize the entry of judement against them in this amount, together wit interest on this amount at the prime rate of the Bank of Amercia N.T. & S. A., plus one percent

(1), to change on the same day as any change in said prime rate,

from the date of the Note, compounded annually, and reasonable attorney fees and costs to collect such amount.

Defendants acknowledge that this confession of judgment

is for a debt justly and presently due and arises out of

defendants' breach of the Note.  Defendants understand that this confession of judgement authorizes entry of judgment without further proceedings which would authorize execution to enforce payment of the judgment, and that this confession has been

executed after the date when the sums described in the statement were due.

                           VERIFICATION

             I, Joseph W. Angel, am one of the defendants in the

above-entitled cause and a guarantor of the Note.  I and each of the defendants reside in Multnomah County, including Portland

Lofts Associates, L.P.,a Delaware Limited Partnership with its principal place of business in Portland, Oregon.  I am a joint venturer in East Bank Angel Joint Venture, and am authorized to sign documents on behalf of East Bank Angel Joint  Venture, and

Portland Lofts Associates, L.P.  I have read the foregoing

statement and know the contents thereof.  The Same is true of my own knowledge, except as to those matters which are therein

alleged on information and belief, and as to those matter, I believe it to be true.

        I declare under penalty of perjury that the foregoing

is true and correct and that this declaration was executed on,

            , 1996, at Portland, Oregon.



                             JOSEPH W. ANGEL, INDIVIDUALLY
                             PORTLAND LOFTS ASSOCIATES, L.P.
                             BY:  East Bank Angel Joint Venture, its
                                  general partner

                             by:  JOSEPH W. ANGEL
                            its:  General Partner

                             EAST BANK ANGEL JOINT VENTURE

                             by:  JOSEPH W. ANGEL
                            its:  General Partner


STATE OF OREGON        )
                       ) ss.
County of Multnomah    )

            The foregoing instrument was acknowledged before me on

this 23 day of MAY  , 1996 by Joseph W. Angel.



                                SUE SHADE
                                Notary Public for Oregon
                                My commission expires: 11/26/98


OREGON BANK

A SECURITY PACIFIC COMPANY


                   Portland, Oregon, November 3, 1989, $800,000.00
                   on demand, if no demand September 1, 1990, after date
                   for value received the undersigned promises to pay to
STRAIGHT           the order of The Oregon Bank at its Real Estate Industr
 NOTE              Group office, in the City of Portland, Oregon, EIGTH
                   HUNDRED THOUSAND AND NO/100THS-----Dollars.  In lawful
                   money of the United States of America with interest
                   thereon from dates payable monthly, at the rate
                   below and identified by an "x" in the box next to the
______             description.

  BJH         XX   The Oregon Bank's prime rate  (defined as that index
                   rate used to price loans which is publicly announced from time to time as the Oregon Bak's prime rate
                   1.0 % to change on the same day's any change in said prime rate.

                   until paid, and if interest is not so paid, the whole of both principal and interest to become immediately due at the option of the holder of this note.

              XX All interest shall be clculated on the basis of actual days elapsed over a year of 350 days.

                   In the event that the undersigned shall (1) fail to make any payments due hereunder withing 30 days after such payment is due, whether or not prior to acceleration or demand, or (2) breach and covenant or representation made in connection with the debt evidenced by this note or agreement and such is not cured within 30 days after notice from the Bank, then in either event, and without waiving any default or remedies as a result or such default, the interest rate on the debt evidenced by this note or agreement shall increase by 2% above he interest rate provided for above, effective after the expiration of such 30 day period.

                   In the event of default, each of the undersigned agrees to pay all costs of collection, including attorneys' fees even though no suit or action is filed hereon, and if such or action is filed attorneys' fees and court costs and attorneys' fees and court costs incurred on appea, if any.

                   The Oregon Bank is authorized to share any information concerning the credit of the undersigned with Security Pacific Corporation and its subsidiaries. The Bank is also authorized to respond to credit inquires from other parties and to furnish credit reports in accordance with customary banking practices.


                   SEE ATTACHED SIGNATURE PAGE

                                                          EXHIBIT    A



                   SIGNATURE PAGE FOR STRAIGHT NOTE

                   EAST BANK ANGEL JOINT VENTURE,
                   an Oregon Joint Venture

                   BY:  JOSEPH W. ANGEL, II, VENTURER

                   BY:  EAST BANK DEVELOPMENT, NC., an
                        Oregon Corporation, Venturer

                        By:  Dennis H.Gilman,President

                        By:  Martin Soloway, Vice President